UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  April 30, 2015

Date of reporting period:  April 30, 2015

Item 1. Reports to Stockholders.

SiM Dynamic Allocation Equity Income Fund

Annual Report
April 30, 2015

SiM Dynamic Allocation Equity Income Fund

May 26, 2015

Dear Fellow Shareholder:

We are pleased to present our annual report for the SiM Dynamic Allocation Equity Income Fund (the “Equity Income Fund” or the “Fund”) (NASDAQ: SDEAX) for the fiscal year ended April 30, 2015.  At the end of the fiscal year, the net assets of the Fund were $32.78 million.

The Equity Income Fund seeks to provide investors with a combination of current income generation, long-term capital preservation, and potential growth opportunities within an appropriate risk and portfolio positioning framework.  The Fund is an actively managed combination primarily of exchange-traded funds (“ETFs”), allowing for efficient diversification through dynamic allocation across a myriad of asset classes, styles, sectors, market caps, industries, countries, qualities and maturities.  The Equity Income Fund focuses on long-term capital appreciation, with some growth of income, and seeks to benefit from the income bias inherent in our investment philosophy.

Through a disciplined and methodical investment process, Strategic Income Management, LLC (“SiM”) has established a long-term approach to ascertain value within the asset allocation and high yield markets – while ever cognizant of the importance of income as a component of total return.  We believe that combining a high quality, focused and experienced team with proven investment approaches provides the foundation for achieving long-term client objectives.

Performance Overview

Please refer to the following performance chart for specific details on the Equity Income Fund’s six-month, one-year, three-year, and since inception performance results on both an absolute and relative basis.  As shown, the Fund has achieved solid positive absolute returns, and although it underperformed the blended benchmark, it has outperformed its Morningstar® Aggressive Allocation peer group category average over the one-year, three-year and since inception periods.  For the one-year and three-year periods ended April 30, 2015, the Fund ranked in the top 18th and 51st percentiles of the peer group category, based on total returns, out of 448 and 391 U.S. open-end aggressive allocation funds, respectively.  Since the Fund’s inception on June 21, 2011 through April 30, 2015, it ranks in the top 35th percentile of the peer group category, based on total returns, out of 379 U.S. open-end aggressive allocation funds.

SiM Dynamic Allocation Equity Income Fund

Performance Chart

Performance through April 30, 2015
	6 Month		1 Year			3 Year		Since Inception1
	Return	Return		% Rank	Return		% Rank	Return		% Rank
Equity Income Fund –
Class A (No Load)	3.63%	8.99%		18	11.32%		51	9.98%		35

Equity Income Fund –
Class A (Load)	-2.10%	2.99%			9.26%			8.39%

Morningstar Aggressive
Allocation Category2	3.67%		7.34%			11.27%			9.50%

15% BarCap
US Agg Bond / 66%
Russell 3000 Index / 16%
MSCI EAFE Index /
3% MSCI EM Index	4.72%		9.61%			13.43%			11.84%

BarCap US Aggregate
Bond Index	2.06%		4.46%			2.60%			3.55%

Russell 3000 Index	4.74%		12.74%			16.86%			15.35%

MSCI EAFE Net
(USD) Index	6.81%		1.66%			11.22%			6.67%

MSCI Emerging Markets
Net (USD) Index	3.92%		7.80%			3.24%			0.86%

1	Since inception date is June 21, 2011.
2	The Morningstar Aggressive Allocation Category included 448, 391, and 379 funds for the one year, three year, and since inception periods, respectively.

Returns for periods over one year are annualized.

Category returns are category average returns.

Equity Income Fund:
Gross expense: Class A: 1.93%    Net Expense*: Class A: 1.60%

*	The advisor has contractually agreed to expense reductions through at least August 27, 2015.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-746-3863.

Class A performance data with load reflects a 5.50% maximum sales charge for the Equity Income Fund.  Performance data without load does not reflect sales charges and if it had, returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

SiM Dynamic Allocation Equity Income Fund

For the fiscal year ended April 30, 2015, the Fund posted a total return of 8.99% (without sales load).  The Fund’s blended benchmark increased 9.61%, with U.S. equity markets up 12.74%, bonds up 4.46%, developed international stock markets up 1.66% and emerging market equities gained 7.80% (as measured by the Russell 3000® Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE Index and MSCI Emerging Markets Index, respectively).

On an absolute basis, within the Fund’s equity holdings, U.S. growth equities (large, mid and small) were the top performers, outperforming their U.S. value equity counterparts by a sizeable margin.  U.S. equity real estate investment trusts (“REITs”) were also among the top performers for the period.  All of the Fund’s fixed income categories posted positive returns for the period, led by intermediate-term U.S. Treasuries.

The Fund’s underweight exposure to international developed market stocks was once again a primary contributor to relative performance, as was the underweight exposure to U.S. large cap value equities.  On the other hand, for the fiscal year ended April 30, 2015, the Fund’s overweight exposure to U.S. small cap value equities was a top detractor from relative performance.

The Fund ended the period with a general composition of 11% fixed-income, 11% income REITs, 4% income hybrids, and 74% equities, diversified across more than 30 asset classes.  While committed to our current strategic and tactical positioning, as always we will monitor the Fund and seek to make adjustments when we deem warranted based on our view of market and economic conditions.

Economic and Investment Outlook

SiM’s proprietary economic and investment outlook is our independent assessment of U.S. and global growth and inflation factors and how they should affect global capital markets for the coming period.  Heading into 2015, sustainable momentum in U.S. growth continues to build but has been on a very slow and uneven path.   Employment, consumer confidence and spending remain on an uptrend, but from still depressed levels.  The same can be said for housing activity, bank lending and industrial production, all key components of domestic growth which continue to be propped up by low interest rates as the economy slowly de-levers.  The other major global economies have not been helping, as Japan and the Euro Area are once again fighting deflation and economic stagnation, setting back expectations of a positive global synchronization.  There are signs of hope, however, as both the Japanese and European Central Bank authorities have redoubled their efforts to remove themselves from the deflationary grip.  Some improvement may already be taking shape in Japan, while the Euro Area looks to still be further away.  Of the emerging economies, China alone appears able to sustain trend growth internally, while the economic fate of the other countries will be at the whim of overall global growth and commodity prices.

Positioning Themes as Guided by Economic and Investment Outlook

Uneven and subdued global growth should continue to keep a lid on inflation and interest rates in the U.S. for an extended period.  We anticipate continued volatility in equities and longer term U.S. Treasury yields as the markets adjust to the likelihood of Federal Reserve Board tightening being pushed out until late 2015 or beyond.  This uncertainty and variability should provide opportunity to make small tactical moves to take advantage of market swings.  We look to position the Fund in accordance with the below listed dynamic allocation themes and positioning, as guided by our proprietary economic and investment outlook.

•	Overall Key Positioning Tilts Entering 2015 – Favor equities over bonds; high yield/corporates over U.S. Treasuries; small-mid caps over large-caps; China/emerging markets over Europe

o	Overweight positioning in U.S. equities, slightly decreased to add to attractive developed international equities (still underweight)
o	Overweight in U.S. high yield corporate bonds while looking for opportunities to take gains when spreads re-tighten
o	Underweight in U.S. Treasury bonds while looking for opportunities to increase when Treasury yields move above 3%

SiM Dynamic Allocation Equity Income Fund

o	Alternative exposures through convertible bond, preferred stock, and mortgage-backed and equity REIT holdings
o	Sector allocation focus – Technology, Health Care

The SiM team will continue to diligently monitor both economic and market events, and seek to position the Fund in accordance with our proprietary long-term strategic outlook utilizing our near-term selective tactical tilts.

Sincerely,

Randy Yoakum, CFA
Chief Executive Officer/Portfolio Manager
Strategic Income Management, LLC

Please see next page for full disclosures

SiM Dynamic Allocation Equity Income Fund

Past performance is no guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Because the Fund is a “fund of funds,” an investor will indirectly bear the principal risks of the underlying funds, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, high yield bonds, fixed income investments and commodities.  The Fund will bear its share of the fees and expenses of the underlying funds.  Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds.  Because the Fund invests in ETFs and exchange-traded notes (“ETNs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s or ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Diversification does not assure a profit or protect against a loss in a declining market.

The Blended Benchmark consists of 15% Barclays U.S. Aggregate Bond Index, 66% Russell 3000® Index, 16% MSCI EAFE Index and 3% MSCI Emerging Markets Index.

Barclays U.S. Aggregate Bond Index is a broad based index composed of U.S. dollar denominated, investment grade, fixed-rate taxable bonds which includes treasuries, government-related securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

MSCI EAFE Index measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets.

MSCI Emerging Markets Index measures the equity market performance of 23 emerging market countries.

©2015 Morningstar, Inc.  All Rights Reserved.  The Morningstar information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Morningstar Percentile Ranking compares a fund’s Morningstar risk and return scores with all the funds in the same Category, where 1% = Best and 100% = Worst.  Morningstar ranks are for the A Share of the Equity Income Fund.

Morningstar Aggressive Allocation: Aggressive-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash.  These portfolios tend to hold larger positions in stocks than moderate-allocation portfolios.  These portfolios typically have 70% to 90% of assets in equities and the remainder in fixed income and cash.

An investment cannot be made directly in an index.

The information provided herein represents the opinion of the Fund manager and is not intended to be a forecast of future events,  a guarantee of future results or investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

The SiM Dynamic Allocation Equity Income Fund is distributed by Quasar Distributors, LLC.

SiM Dynamic Allocation Equity Income Fund

Allocation of Portfolio Assets
at April 30, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

SiM Dynamic Allocation Equity Income Fund

Expense Example
at April 30, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/14 – 4/30/15).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.35% for Class A shares per the operating expenses limitation agreement. In addition, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the underlying funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the Fund to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/14	4/30/15	11/1/14 – 4/30/15
Class A Actual	$1,000.00	$1,036.30	$6.82
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,018.10	$6.76

*
Expenses are equal to the annualized expense ratio of 1.35% for Class A, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

SiM Dynamic Allocation Equity Income Fund

Comparison of the change in value of a $10,000 investment in the
SiM Dynamic Allocation Equity Income Fund – Class A shares vs the Blended Index

		Since
Average Annual Total Return:	One Year	Inception1
SiM Dynamic Allocation Equity Income Fund – Class A (without sales load)	8.99%	9.98%
SiM Dynamic Allocation Equity Income Fund – Class A (with sales load)	2.99%	8.39%
15% Barclays U.S. Aggregate Bond Index/ 66% Russell 3000® Index/
16% MSCI EAFE Index/3% MSCI EM Index (Blended Index)	9.61%	11.84%
Barclays U.S. Aggregate Bond Index	4.46%	3.55%
Russell 3000® Index	12.74%	15.35%
MSCI EAFE Index (Net)	1.66%	6.67%
MSCI Emerging Markets Index (Net)	7.80%	0.86%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-746-3863.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, June 21, 2011.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.50% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

Barclays U.S. Aggregate Bond Index is a broad based index composed of U.S. dollar denominated, investment grade, fixed-rate taxable bonds which includes treasuries, government-related securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI EAFE Index measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets.

MSCI Emerging Markets Index measures the equity market performance of 23 emerging market countries.

Indices do not incur expenses and are not available for investment.

1	The Fund commenced operations on June 21, 2011.

SiM Dynamic Allocation Equity Income Fund

Schedule of Investments
at April 30, 2015

Shares		Value
	EXCHANGE-TRADED FUNDS – 97.0%
	Equity ETFs – 87.7%
7,749	Energy Select Sector SPDR Fund	$640,687
19,070	Health Care Select Sector SPDR Fund	1,366,938
21,833	iShares Cohen & Steers Realty Majors Index Fund	2,077,410
52,412	iShares Mortgage Real Estate Capped ETF	609,027
37,203	iShares MSCI EAFE Index Fund	2,474,372
47,694	iShares MSCI Emerging Markets Index	2,045,119
29,567	iShares Russell 1000 Growth Index Fund	2,940,734
23,111	iShares Russell 1000 Value Index Fund	2,403,313
12,450	iShares Russell 2000 Growth Index Fund	1,830,773
15,139	iShares Russell 2000 Value Index Fund	1,528,585
16,443	iShares Russell Midcap Growth Index Fund	1,599,082
14,558	iShares Russell Midcap Value Index Fund	1,082,678
20,946	SPDR Barclays Capital Convertible Securities ETF	1,013,158
36,098	Technology Select Sector SPDR Fund	1,537,053
26,392	Vanguard Growth ETF	2,838,459
32,465	Vanguard Value ETF	2,752,058
		28,739,446
	Fixed Income ETFs – 9.3%
781	iShares Barclays 7-10 Year Treasury Bond Fund	83,981
3,485	iShares Barclays Credit Bond Fund	390,634
4,330	iShares Barclays MBS Bond Fund	477,599
737	iShares Barclays TIPS Bond Fund	84,283
4,605	iShares iBoxx $ High Yield Corporate Bond Fund	419,009
3,777	iShares iBoxx $ Investment Grade Corporate Bond Fund	453,013
2,281	iShares JP Morgan USD Emerging Markets Bond Fund	258,027
11,346	iShares S&P U.S. Preferred Stock Index Fund	453,159
10,629	SPDR Barclays Capital High Yield Bond ETF	419,208
		3,038,913
	Total Exchange-Traded Funds (Cost $22,311,195)	31,778,359

	SHORT-TERM INVESTMENTS – 2.9%
955,771	Fidelity Institutional Money Market Portfolio – Class I, 0.09% (a)	955,771
	Total Short-Term Investments (Cost $955,771)	955,771
	Total Investments in Securities (Cost $23,266,966) – 99.9%	32,734,130
	Other Assets in Excess of Liabilities – 0.1%	45,225
	Net Assets – 100.0%	$32,779,355

ETF – Exchange-Traded Fund
(a)   Rate shown is the 7-day annualized yield as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Statement of Assets and Liabilities
at April 30, 2015

ASSETS
Investments in securities, at value (cost $23,266,966)	$32,734,130
Receivables:
Fund shares issued	142,378
Interest	76
Prepaid expenses	3,710
Total assets	32,880,294
LIABILITIES
Payables:
Fund shares redeemed	100
Advisory fees	21,958
Administration and fund accounting fees	15,488
Audit fees	18,599
Chief Compliance Officer fee	2,249
Custody fees	1,039
Shareholder reporting	5,126
Transfer agent fees and expenses	11,946
12b-1 distribution fees	21,708
Accrued other expenses	2,726
Total liabilities	100,939
NET ASSETS	$32,779,355
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$32,779,355
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,519,278
Net asset value and redemption price per share	$13.01
Maximum offering price per share
(Net asset value per share divided by 94.50%)	$13.77
COMPONENTS OF NET ASSETS
Paid-in capital	$20,976,825
Undistributed net investment loss	(662)
Accumulated net realized gain on investments	2,336,028
Net unrealized appreciation of investments	9,467,164
Net assets	$32,779,355

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Statement of Operations
For the Year Ended April 30, 2015

INVESTMENT INCOME
Income
Dividends	$963,961
Interest	1,202
Total income	965,163
Expenses
Advisory fees (Note 4)	300,230
Distribution fees – Class A (Note 5)	98,215
Distribution fees – Class C (Note 5)*	7,694
Administration and fund accounting fees (Note 4)	68,703
Transfer agent fees and expenses (Note 4)	50,864
Audit fees	18,668
Registration fees	16,734
Legal fees	12,786
Trustee fees	9,384
Chief Compliance Officer fee (Note 4)	9,031
Reports to shareholders	6,827
Custody fees (Note 4)	5,313
Insurance expense	2,640
Miscellaneous expense	2,404
Total expenses	609,493
Less: advisory fee waiver (Note 4)	(63,247)
Net expenses	546,246
Net investment income	418,917
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,779,093
Capital gain distributions from regulated investment companies	32,199
Net change in unrealized appreciation on investments	291,630
Net realized and unrealized gain on investments	3,102,922
Net increase in net assets resulting from operations	$3,521,839

*	Class C shares converted to Class A shares on July 25, 2014. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$418,917	$437,995
Net realized gain on investments	2,779,093	887,077
Capital gain distributions from regulated investment companies	32,199	—
Net change in unrealized appreciation on investments	291,630	2,710,077
Net increase in net assets resulting from operations	3,521,839	4,035,149

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A shares	(455,120)	(419,359)
Class C shares*	—	(24,394)
From net realized gain on investments
Class A shares	(338,724)	(1,294,049)
Class C shares*	—	(117,297)
Total distributions to shareholders	(793,844)	(1,855,099)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(9,213,953)	(2,858,562)
Total decrease in net assets	(6,485,958)	(678,512)

NET ASSETS
Beginning of year	39,265,313	39,943,825
End of year	$32,779,355	$39,265,313
Includes undistributed net investment income/(loss) of:	$(662)	$25,275

*	Class C shares converted to Class A shares on July 25, 2014. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Statements of Changes in Net Assets (Continued)

(a)A summary of share transactions is as follows:

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Class A Shares
Net proceeds from shares sold	$2,839,536	$3,743,121
Proceeds from conversion of Class C shares	3,021,880	—
Distributions reinvested	732,320	1,600,863
Payment for shares redeemed	(12,480,562)	(9,408,706)
Net decrease in net assets from capital share transactions	$(5,886,826)	$(4,064,722)

Class C Shares*
Net proceeds from shares sold	$94,137	$1,470,299
Distributions reinvested	—	137,580
Payment for conversion of Class C shares	(3,021,880)	—
Payment for shares redeemed	(399,384)	(401,719)
Net increase/(decrease) in net assets from capital share transactions	$(3,327,127)	$1,206,160
	$(9,213,953)	$(2,858,562)

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Class A Shares
Shares sold	223,758	315,694
Shares converted from Class C	237,943	—
Shares issued on reinvestment of distributions	57,891	134,413
Shares redeemed	(960,725)	(803,993)
Net decrease in shares outstanding	(441,133)	(353,886)

Class C Shares*
Shares sold	7,811	126,567
Shares issued on reinvestment of distributions	—	11,679
Shares converted to Class A	(241,557)	—
Shares redeemed	(32,330)	(34,038)
Net increase/(decrease) in shares outstanding	(266,076)	104,208
	(707,209)	(249,678)

*	Class C shares converted to Class A shares on July 25, 2014. See Note 1 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Financial Highlights
For a share outstanding throughout each period

Class A Shares
				June 21, 2011*
	Year Ended	Year Ended	Year Ended	to
	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012
Net asset value, beginning of period	$12.18	$11.50	$10.38	$10.00

Income from investment operations:
Net investment income+(a)	0.13	0.15	0.16	0.16
Net realized and unrealized
gain on investments	0.96	1.14	1.23	0.30
Total from
investment operations	1.09	1.29	1.39	0.46

Less distributions:
From net investment income	(0.15)	(0.15)	(0.15)	(0.08)
From net realized gain
on investments	(0.11)	(0.46)	(0.12)	—
Total distributions	(0.26)	(0.61)	(0.27)	(0.08)
Net asset value, end of period	$13.01	$12.18	$11.50	$10.38

Total return	8.99%	11.35%	13.67%	4.66	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$32,779	$36,066	$38,101	$24,857

Ratio of expenses to average net assets(b):
Before fee waiver and
expense reimbursement	1.52%^	1.68%	1.79%	2.58	%†
After fee waiver and
expense reimbursement	1.36%^	1.35%	1.35%	1.35	%†
Ratio of net investment income
to average net assets(a):
Before fee waiver and
expense reimbursement	0.89%	0.92%	1.06%	0.62	%†
After fee waiver and
expense reimbursement	1.05%	1.25%	1.50%	1.85	%†

Portfolio turnover rate	11.85%	10.08%	19.77%	18.30	%‡

*	Commencement of operations.
‡	Not annualized.
†	Annualized.
+	Based on average shares outstanding.
^	Includes expenses of Class C shares which converted to Class A shares on July 25, 2014.
(a)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)	Does not include expenses of the investment companies in which the Fund invests.
Total return excludes the effect of sales charges.

The accompanying notes are an integral part of these financial statements.

SiM Dynamic Allocation Equity Income Fund

Notes to Financial Statements
at April 30, 2015

NOTE 1 – ORGANIZATION

The SiM Dynamic Allocation Equity Income Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Fund, which is a diversified fund, began operations on June 21, 2011. The Fund’s investment objective is to seek to provide total return, consisting primarily of long-term capital appreciation with growth of income.

The Fund currently offers only Class A shares.   Effective July 25, 2014, the Fund ceased offering its Class C shares.  The remaining Class C shares converted to Class A shares at the close of business on July 25, 2014.  Class A shares of the Fund are subject to a maximum front-end sales load of 5.50%.  The sales load charged decreases depending on the amount invested.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes its net investment income and net realized gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

SiM Dynamic Allocation Equity Income Fund

Notes to Financial Statements (Continued)
at April 30, 2015

E.
REITs:  The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended April 30, 2015, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Equity Income Fund	$10,266	$(10,266)	$—

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of April 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks, REITs, exchange-traded funds and closed-end funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the

SiM Dynamic Allocation Equity Income Fund

Notes to Financial Statements (Continued)
at April 30, 2015

NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share.   To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate Bonds:  Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Exchanged-Traded Funds
Equity	$28,739,446	$—	$—	$28,739,446
Fixed Income	3,038,913	—	—	3,038,913
Total Exchange-Traded Funds	31,778,359	—	—	31,778,359
Short-Term Investments	955,771	—	—	955,771
Total Investments in Securities	$32,734,130	$—	$—	$32,734,130

Refer to the Fund’s Schedule of Investments for a detailed break-out of securities. Transfers between levels are recognized at April 30, 2015, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended April 30, 2015.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended April 30, 2015, Strategic Income Management, LLC (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly, calculated at an annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended April 30, 2015, the Fund incurred $300,230 in advisory fees.

SiM Dynamic Allocation Equity Income Fund

Notes to Financial Statements (Continued)
at April 30, 2015

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.35% for Class A shares.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund’s expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended April 30, 2015, the Adviser reduced its fees in the amount of $63,247.  No amounts were reimbursed to the Adviser.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2016	$142,818
2017	121,450
2018	63,247
Total	$327,515

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of the Administrator, serves as the Fund’s custodian.

For the year ended April 30, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$68,703
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	28,753
Custody	5,313
Chief Compliance Officer	9,031

At April 30, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$15,488
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	6,179
Custody	1,039
Chief Compliance Officer	2,249

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

SiM Dynamic Allocation Equity Income Fund

Notes to Financial Statements (Continued)
at April 30, 2015

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2015, the Fund’s Class A and Class C shares paid the Distributor $98,215 and $7,694, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended April 30, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, was $4,585,579 and $13,937,862, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Ordinary income	$469,139	$ 478,935
Long-term capital gains	324,705	1,376,164

As of April 30, 2015, the components of capital on a tax basis were as follows:

Cost of investments	$23,273,437
Gross unrealized appreciation	9,687,085
Gross unrealized depreciation	(226,392)
Net unrealized appreciation	9,460,693
Undistributed ordinary income	—
Undistributed long-term capital gain	2,392,551
Total distributable earnings	2,392,551
Other accumulated gains/(losses)	(50,714)
Total accumulated earnings/(losses)	$11,802,530

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and securities transferred to the Fund.

At April 30, 2015, the Fund deferred, on a tax basis, post-October losses of $50,052 and late-year losses of $662.

SiM Dynamic Allocation Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
SiM Dynamic Allocation Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Dynamic Allocation Equity Income Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period June 21, 2011 (commencement of operations) to April 30, 2012.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Advisor Series Trust, as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period June 21, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 26, 2015

SiM Dynamic Allocation Equity Income Fund

Notice to Shareholders
at April 30, 2015 (Unaudited)

For the year ended April 30, 2015, the Equity Income Fund designated $469,139 as ordinary income and $324,705 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended April 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Equity Income Fund was 100%.

For corporate shareholders in the Equity Income Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended April 30, 2015 was 76.29%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Equity Income Fund was 2.99%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-746-3863 or on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-746-3863. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-746-3863.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-746-3863 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SiM Dynamic Allocation Equity Income Fund

Information About Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma Delta	1	Trustee, Advisors
(age 68)		term since	Housing Corporation (collegiate		Series Trust
615 E. Michigan Street		March 2014.	housing management)		(for series not
Milwaukee, WI 53202			(2012 to present); Trustee and Chair		affiliated with
			(2000 to 2012), New Covenant Mutual		the Fund);
			Funds (1999-2012); Director and		Independent
			Board Member, Alpha Gamma Delta		Trustee from
			Foundation (philanthropic		1999 to 2012,
			organization) (2005 to 2011).		New Covenant
Mutual Funds.

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial Consultant	1	Trustee, Advisors
(age 78)		term since	and former Executive Vice President		Series Trust
615 E. Michigan Street		February 1997.	and Chief Operating Officer of ICI		(for series not
Milwaukee, WI 53202			Mutual Insurance Company		affiliated with the
			(until January 1997).		Fund); Trustee,
The Forward
Funds (33
portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President, Hotchkis	1	Trustee, Advisors
(age 80)		term since	and Wiley Funds (mutual funds)		Series Trust (for
615 E. Michigan Street		May 2002.	(1985 to 1993).		series not
Milwaukee, WI 53202					affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	1	Trustee, Advisors
(age 75)		term since	President, Federal Home Loan Bank		Series Trust
615 E. Michigan Street		February 1997.	of San Francisco.		(for series not
Milwaukee, WI 53202					affiliated with
the Fund).

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S. Bancorp Fund	1	Trustee, Advisors
(age 67)	Trustee	term since	Services, LLC (May 1991 to present).		Series Trust (for
615 E. Michigan Street		September			series not
Milwaukee, WI 53202		2008.			affiliated with
the Fund).

SiM Dynamic Allocation Equity Income Fund

Information About Trustees and Officers (Unaudited) (Continued)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
(age 67)	and Chief	term since
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund
(age 47)	and	term since	Services, LLC (March 1997 to present).
615 E. Michigan Street	Principal	June 2003.
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration, U.S. Bancorp Fund
(age 53)	and	term since	Services, LLC (October 1998 to present).
615 E. Michigan Street	Principal	December
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration, U.S. Bancorp
(age 43)	Treasurer	term since	Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and Administration, U.S. Bancorp
(age 44)	Treasurer	term since	Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 57)	President,	term since	(February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Michelle M. Nelson, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund Services, LLC
(age 44)		term since	(November 2013 to present); Assistant General Counsel and Assistant
615 E. Michigan Street		January	Secretary, The Northwestern Mutual Life Insurance Company
Milwaukee, WI 53202		2015.	(December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-746-3863.

SiM Dynamic Allocation Equity Income Fund

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Strategic Income Management, LLC (the “Adviser”) for another annual term for the SiM Dynamic Allocation Equity Income Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and below its peer group average for the one-year and three-year periods and above its peer group median and average for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer

SiM Dynamic Allocation Equity Income Fund

Approval of Investment Advisory Agreement (Unaudited) (Continued)

funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board noted that in the aggregate, the approximate blended fee percentage for all of the Adviser’s similarly separately managed accounts was the same as the Adviser’s management fee for the Fund.  The Board also took into consideration the services the Adviser provided to its similarly managed separate account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  Based on this information, the Board found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients, and to the extent fees charged to the Fund were higher than for similarly managed separate accounts, it was largely a reflection of the greater regulatory and reporting burdens to the Adviser of managing the Fund.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.35% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and average.  The Board also noted that the contractual advisory fee was significantly above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Adviser received net advisory fees above the peer group median and average, but only slightly above the median and marginally above the average of its peer group when adjusted to include only funds with similar asset sizes.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund, including the fees from the direct accounts of the Adviser’s employees invested in the Fund.  The Board considered that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information indicating that the Fund does not have investors investing in the Fund through separately managed accounts of the Adviser, and as a result the Adviser was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the SiM Dynamic Allocation Equity Income Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fees, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the SiM Dynamic Allocation Equity Income Fund would be in the best interest of the Fund and its shareholders.

Privacy Notice

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Strategic Income Management, LLC
720 Olive Way, Suite 1675
Seattle, WA  98101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus, please call 1-855-746-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2015	FYE 4/30/2014
Audit Fees	$16,900	$32,800
Audit-Related Fees	N/A	N/A
Tax Fees	$3,200	$6,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2015	FYE 4/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2015	FYE 4/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   7/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   7/7/15

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   7/7/15

* Print the name and title of each signing officer under his or her signature.